UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2008

NVIDIA CORPORATION (Exact name of registrant as specified in its charter)

Delaware	0-23985	94-3177549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 San Tomas Expressway, Santa Clara, CA (Address of principal executive offices)	95050 (Zip Code)

Registrant’s telephone number, including area code: (408) 486-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

    On October 10, 2008, the San Francisco Office of the Antitrust Division of the U.S. Department of Justice (DOJ) formally notified NVIDIA Corporation that the DOJ investigation into potential antitrust violations related to graphics processing units and cards has been closed. No specific allegations were made against NVIDIA during the investigation.

    On December 1, 2006, NVIDIA disclosed that it had received a subpoena from the DOJ in connection with the DOJ's investigation into possible antitrust violations related to graphics processing units and cards.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVIDIA Corporation
Date: October 16, 2008	By: /s/ David M. Shannon
David M. Shannon
Senior Vice President, General Counsel and Secretary